NASDAQ: ATRS | March 2022 Investor Presentation Exhibit 99.1

2March 2022 Safe Harbor Statement & Non-GAAP Metrics This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to: the Company’s ability to achieve the full-year 2022 revenue guidance; the uncertainty regarding the ongoing COVID-19 pandemic, including new strains of the virus, and the mitigation measures and other restrictions implemented in response to the same and the impact on demand for our products, new patients and prescriptions, future revenue, product supply, clinical trials and our overall business, operating results and financial condition; commercial success of XYOSTED® and future revenue from the same; market acceptance of Teva’s generic epinephrine auto-injector product and future revenue from the same; successful commercialization of NOCDURNA® and future revenue from the same; the ability of the subsidiary of Assertio Holdings, Inc. to make all required payments under the agreements for OTREXUP®; uncertainties regarding future FDA approval of TLANDO®, market acceptance and future revenue from the same, whether Antares will exercise the option for LPCN 1111 (TLANDO XR) and if exercised, future timing and success of the clinical development program for TLANDO XR and future FDA approval, market acceptance and revenue from the same; the outcome of the FDA hearing for Makena® and whether the FDA will withdraw marketing approval for Covis Group’s Makena® subcutaneous auto injector and future prescriptions, market acceptance and revenue for Makena®; Teva’s ability to successfully commercialize VIBEX® Sumatriptan Injection USP and the amount of revenue from the same; Teva’s ability to successfully commercialize generic teriparatide outside the United States and future revenue from the same; the timing and results of the Company’s or its partners’ research projects or clinical trials of product candidates in development including ATRS-1901, ATRS-1902 and ATRS- 1903 and future NDA submission and FDA approval of the same, and if approved, future revenue for the same; the drug device combination product for selatogrel with Idorsia Pharmaceuticals and FDA and global regulatory approvals and future revenue from the same; the undisclosed drug device combination product with Pfizer; FDA approval of Teva’s ANDA for generic Forteo®; actions by our partners; actions by the FDA or other regulatory agencies with respect to the Company’s products or product candidates of its partners; continued growth in product, development, licensing and royalty revenue; the Company’s ability to meet loan extension and interest only payment milestones and the ability to repay the debt obligation to Wells Fargo; the Company’s ability to obtain financial and other resources for its research, development, clinical, and commercial activities and other statements regarding matters that are not historical facts, and involve predictions. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ''may'', ''will'', ''should'', ''would'', ''expect'', ''intend'', ''plan'', ''anticipate'', ''believe'', ''estimate'', ''predict'', ''potential'', ''seem'', ''seek'', ''future'', ''continue'', or ''appear'' or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 10-K, and in the Company's other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law. This presentation includes financial measures that are not calculated in accordance with Generally Accepted Accounting Principles (GAAP), specifically Adjusted Net Income. Non-GAAP financial measures have limitations as analytical tools and they should not be considered in isolation or as a substitute for GAAP measures. ©2022 Copyright Antares Pharma, Inc. All Rights Reserved.

3March 2022 Leverage pharmaceutical and medical device expertise to develop innovative products that address needs in underserved therapeutic areas Investment Highlights Diversified revenue provides opportunities for continued growth Commercial XYOSTED® and NOCDURNA® Commercial Generic EpiPen®, Generic Forsteo® (ROW), Sumatriptan and Makena® Development Teva (Generic Forteo® (US)), Idorsia Pharmaceuticals (selatogrel) and Pfizer (undisclosed) 2021 revenue of $184.0M (+23% vs. 2020) 2022 revenue guidance of $200-220M* (+18-30%** vs. 2021) Gross margin at 63% for the twelve months ended December 31, 2021 as proprietary products represent 43% of total revenue Strong balance sheet with $65.9 million in cash and cash equivalents as of December 31, 2021 Generated $36.6M cash from operations for the twelve months ended December 31, 2021 Multiple opportunities for future value creation Partner Business Development TLANDO®, ATRS-1901, ATRS-1902 and ATRS-1903 Proprietary Products * Revenue Guidance Excludes Unapproved Products **Excludes 2021 OTREXUP® Proprietary Revenue

4March 2022 Long-Term Growth Strategy Expand Partnership Opportunities A leader in self-administered injection technology Support life-cycle management solutions Disciplined Capital Allocation Corporate development In-licensing opportunities Enhance Proprietary Portfolio Support research and development Leverage salesforce Strong Financials Drive operational efficiency Increase margin profile and EPS

5March 2022 42% 34% 10% 14% FY 2020 32% 42% 6% 20% FY 2019 28% 47% 11% 14% FY 2018 Rapidly Growing and Diversified Revenue Mix Proprietary Products Partner Products Development Royalty Revenue $63.6M Revenue $123.9M Revenue $149.6M 43% 25% 11% 21% FY 2021 Revenue $184.0M

Proprietary Products (desmopressin acetate) sublingual tablet

7March 2022 Patient-Centric Innovation Drives Strategy Targeting two therapeutic areas with significant market opportunities UROLOGY & ENDOCRINOLOGY Focus on patient populations with unmet needs Target addressable physician audiences for efficient commercialization Identify and develop innovative, differentiated assets Leverage integrated capabilities $13.3 $15.1 $17.9 $17.5 $39.2 $62.9 $80.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2015 2016 2017 2018 2019 2020 2021* Proprietary Revenue (in millions) * Includes OTREXUP® prior to asset sale to a subsidiary of Assertio Holdings

8 Innovative self-delivery of testosterone (T) replacement therapy for at-home use • T levels maintained for as long as the patient remains on therapy* • Convenient, once-a-week dosing • Virtually painless subcutaneous injection ~75% of all commercial lives covered 18 Orange Book listed patents extending to 2038 XYOSTED® (testosterone enanthate) for injection Once Weekly Painless Steady PK Low Risk of Transfer Please see Prescribing Information including important safety information and boxed warning. In-Licensed: TLANDO® (testosterone undecanoate) Granted tentative FDA approval in December 2020. Expect final FDA approval on PDUFA target action date of March 28, 2022 2X/daily oral administration First oral TRT without titration requirement 6 Orange Book listable patents pending final FDA approval extending to 2030 Expect to launch in 2Q 2022 pending final FDA approval *Studied for 52 weeks when taken every week, as directed. Achieving desired blood levels may require dose adjustments at Week 7 based upon Week 6 blood levels. Some patients fell below minimum level of 300 ng/dL despite dose adjustments.

9March 2022 Testosterone Market Once Weekly Painless Efficacious Steady PK No Risk of Transfer 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 2021 TRT Growth: 5.1% 2021 TRT INJECTABLE Growth: 5.4% 2021 TRT Topical Growth: 0% 2021 TRT TRx: 8.0M 2021 TRT Injectable TRx: 5.9M 2021 TRT Topical TRx: 1.8M IQVIA Data

10March 2022 XYOSTED® Quarterly TRx Growth Written by ~11,000 different physicians (since launch) 4Q 2021 TRx’s increased ~34% year-over-year 4Q 2021 TRx’s increased ~8% sequentially 3,207 6,485 10,290 14,064 16,777 17,685 21,461 23,274 24,493 27,961 29,795 32,677 796 4,517 8,893 13,638 16,387 20,589 22,536 26,528 26,580 30,877 32,195 34,223 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q  2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Quarterly TRx Growth NRx Refills 49,802 38,274 27,702 19,183 11,001 4,003 IQVIA Calculated Packaged Units 33,164 43,997 51,073 58,838 61,990 66,900

11March 2022 • Branded TRT/IM and Desmopressin/OAB/BPH • ~95% of TRT prescribers in the top 3 deciles is covered • ~50%+ of NOCDURNA® targets are also XYOSTED® targets • Every territory is covering 60 ATRS brand prescriber and 60- 90 targeted prescriber Recently expanded sales team • 122 FTE: 108 SAR, 12 RSM, 2 ASD • 9 PSR: Flexible ‘virtual’ team for patient services/tele detailing Promotional allocation • 70% XYOSTED® • 30% NOCDURNA® Target universe: ~16,000 Urology, Endocrinology and PCP (select) Focused Sales Effort to Optimize Current Portfolio National Footprint

12March 2022 FDA-approved vasopressin analog indicated for the treatment of nocturia due to nocturnal polyuria in adults who awaken at least two times a night to void • First and only sublingual tablet that targets the kidneys • Short-acting desmopressin is underutilized due to poor disease state and product awareness Nocturia affects ~40 million adults in U.S. ~50%+ prescriber alignment overlap between NOCDURNA® and XYOSTED® Relaunched commercially in March 2021 In-Licensed: NOCDURNA® (desmopressin acetate) NOCDURNA® reduced nighttime voids by nearly half1 WOMEN (N=118) MEN (N=102) 52% 43% References: 1. NOCDURNA prescribing information: Ferring Pharmaceuticals Inc. Please see Prescribing Information including important safety information and boxed warning.

13March 2022 NOCDURNA® Works Quickly A sublingual tablet that dissolves rapidly1 Administered without water1 Onset action occurs within 30 minutes1 Therapeutic effect as early as the first night1 Elimination from the body starts quickly, within a half-life of 2.8 hours1 Antidiuretic effect lasts 6 hours1 Sublingual tablet formulation does not undergo first-pass hepatic metabolism1 52% 43% References: 1. NOCDURNA prescribing information: Ferring Pharmaceuticals Inc. Please see Prescribing Information including important safety information and boxed warning. * Source: Bloomberg/Symphony Health Solutions 0 100 200 300 400 500 600 700 800 NOCDURNA® Monthly TRx* NRx Refills

14March 2022 ATRS-1901 Urology Asset Antares Assets in Development ATRS-1902 for Adrenal Crisis Rescue Completed Pre-IND meeting with FDA Filed IND with FDA in June 2021 Reported positive Phase I study results Expect to conduct clinical PK and human factor study in 2022 Target to file 505(b)(2) NDA with FDA by YE 2022 ATRS-1903 Immunology Asset ATRS-1902 Endocrinology Asset ATRS-1901: Urology Asset Completed Pre-IND meeting with FDA Expect to conduct preclinical studies Expect to conduct ex-U.S. clinical dose-finding trial ATRS-1903: Immunology Rescue Pen Completed formulation Expect to conduct ex-U.S. clinical proof-of-concept trial

15March 2022 ATRS-1902 for Adrenal Crisis Rescue + 62% 6% 6% 12% 14% ENDOCRINOLOGY PEDIATRICS NURSE PRACTITIONER PRIMARY CARE ALL OTHERS Solu-Cortef® Prescribers(4) Simple (2-step), integrated device versus standard-of-care, Solu-Cortef® sterile powder that requires reconstitution and multiple steps Liquid stable formulation of hydrocortisone at room temperature ATRS-1902 seeking indication for acute adrenal insufficiency, or adrenal crisis, in adults and adolescents using Vai™, a novel proprietary auto- injector platform to deliver hydrocortisone Estimated ~140K U.S. patient population with adrenal insufficiency (1)(2)(3) Endocrinology prescriber overlap with XYOSTED® (1) Bornstein SR, Allolio B, Arlt W, et al. Diagnosis and treatment of primary adrenal insufficiency: an Endocrine Society clinical practice guideline. The Journal of Clinical Endocrinology and Metabolism. 2016;101(2):364–369. (2) Charmandari E, Nicolaides NC, Chrousos GP. Adrenal insufficiency. Lancet. 2014;383(9935):2152–2167.2 of 3 (3) Chabre O, Goichot B, Zenaty D, Bertherat J. Group 1. Epidemiology of primary and secondary adrenal insufficiency: prevalence and incidence, acute adrenal insufficiency, long-term morbidity and mortality. Annals of Endocrinology (Paris). 2017;78(6):490–494. (4) IQVIA data Phase I study results met its primary objective showing ATRS-1902 delivered a comparable PK profile to Solu-Cortef®. The study also demonstrated that ATRS-1902 was safe and well tolerated. Granted FDA Fast Track designation

16March 2022 Deep Device Knowledge Partner Business: Extensive Regulatory Expertise and Success Tailored Durable Asset Development PHARMACEUTICAL TECHNOLOGY PARTNER $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2015 2016 2017 2018 2019 2020 2021 Partner Product License and Development Royalties $32.4 $46.1 $36.6$37.1 $84.7 $86.7 $104.0 Partner Business Revenue (in millions)

17March 2022 Commercial Experience Teva’s Generic EpiPen FDA-approved as therapeutically equivalent to Mylan’s EpiPen® and fully substitutable at the pharmacy Antares receives cost plus margin on all devices sold to Teva plus mid-to-high, single-digit royalties on net sales Teva garnered ~56%* share of EpiPen market in 4Q 2021 *Calculated based on Bloomberg/Symphony Health Solutions

18March 2022 Generic EpiPen® Quarterly TRx Prescription Trends Bloomberg/Symphony Health Solutions 28,750 / 6% 125,000 / 22% 237,000 / 27% 183,000 / 36% 206,000 / 43% 176,000 / 38% 293,000 / 43% 232,000 / 48% 305,000 / 53% 445,000 / 58% 561,000 / 58% 448,750 568,000 862,000 506,000 484,000 465,000 676,000 483,000 580,000 767,000 975,000 565,000 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Total Epi Market Teva Mylan 314,000 / 56%

19March 2022 Teva launched ROW 12 European countries Israel and Canada Forteo® 2021 revenue $441.6 million in U.S. by Lilly $360.3 million in ROW by Lilly Attractive economics to ATRS Supply devices at reasonable margin Royalties escalating to mid-teens Potential FDA approval Expect fully substitutable at pharmacy Expect 6 month exclusivity : Generic Forteo® (teriparatide)

20March 2022 Global Development Agreement with Idorsia Pharmaceuticals for selatogrel, a New Chemical Entity, with the QuickShot® auto injector selatogrel Selatogrel is a potent and highly selective P2Y12 receptor antagonist intended for the treatment of suspected Acute Myocardial Infarction (AMI) Phase 2 data demonstrated that subcutaneous administration of selatogrel showed fast and reversible inhibition of platelet aggregation in patients Idorsia initiated global Phase 3 study in June 2021 “SOS-AMI” Selatogrel Outcome Study in Acute Myocardial Infarction Special Protocol Assessment Agreement Granted fast track designation SUPPLY fully packaged product at cost plus margin and ROYALTIES escalating to low double digits

21March 2022 • ~800,000 occurrences of new or recurrent MI1 annually • 600,000 have a first MI + 200,000 have a recurrent MI Myocardial Infarction Market Opportunity 1. Mozaffarian D et al. Circulation 2016 * American Heart Association ~8.4 million Americans* have survived a Myocardial Infarction (MI) Product Justification to potentially change the way AMI is treated Potent and highly selective antagonist of P2Y12 receptor “Fast” onset of action (within 15 min) - for emergency use - to quickly restore blood flow - to keep heart muscle alive - to stop heart attack process “Short” duration of action - limits bleeding risk - to allow safe catherization and/or angioplasty Easy to use and suitable for subcutaneous injection - no HCP required to begin treatment Safety demonstrated in Phase 2 results

22March 2022 Diversified Product Portfolio Testosterone Desmopressin Acetate Sumatriptan Epinephrine Hydroxyprogesterone Teriparatide Testosterone Teriparatide P2Y12 Receptor Antagonist Undisclosed Hydrocortisone Undisclosed Undisclosed XYOSTED® NOCDURNA® SUMATRIPTAN EPINEPHRINE MAKENA® TERIPARATIDE (ROW) TLANDO® TERIPARATIDE (US) SELATOGREL UNDISCLOSED ATRS-1902 ATRS-1901 ATRS-1903 PRODUCT MOLECULE PRECLINICAL CLINICAL FILED APPROVED MARKETEDCOMPANY Targeted investments designed to fuel growth through 2025 and beyond *** *** Granted tentative FDA approval in December 2020

50% 51% 59% 58% 63% 0% 10% 20% 30% 40% 50% 60% 70% 80% 2017 2018 2019 2020 2021 Gross Margin $54.5M $63.6M $123.9M $149.6M $184.0M $200-220M* 2017 2018 2019 2020 2021 2022 +4% vs. 2016 +21% vs. 2019 +17% vs. 2017 +95% vs. 2018 Revenue Growth and 2022 Projections Projected 5-Year CAGR of ~31%*** * Revenue Guidance Excludes Unapproved Products **Excludes 2021 OTREXUP® Proprietary Revenue ***Based on Mid-Point of 2022 Revenue Guidance **** Adjusted net income is calculated by excluding the gain on sale of OTREXUP® in 2021, the deferred tax benefit net valuation allowance release in 2020, and the gain on sale of our needle-free product in 2018 and 2017 from net income ($16.7) ($6.5) ($2.0) $56.2 $46.3 ($17.6) ($19.0) ($2.0) $6.9 $17.7 (25.0) (15.0) (5.0) 5.0 15.0 25.0 35.0 45.0 55.0 65.0 2017 2018 2019 2020 2021 Net Income and Adjusted Net Income**** (in millions) Net Income (Loss) Adjusted Net Income (Loss) +23% vs. 2020 +18-30%** vs. 2021 22% 19% 9% 7% 8% 58% 58% 50% 42% 40% 0% 20% 40% 60% 80% 100% 2017 2018 2019 2020 2021 R&D and SG&A as % of Total Revenue R&D SG&A

24March 2022 2022 Invest and Grow Strategy Internal Pipeline Expansion Commercial Expansion of Organizational Structure and Capabilities Corporate Development New scalable structure to support future growth Efficient and scalable Leveraging resources to accelerate opportunities New candidates and accelerated screening

25March 2022 Antares Pharma: Long-Term Value Proposition Diverse portfolio of commercialized products Multiple growth drivers • Continued XYOSTED® prescription growth • Continued generic EpiPen® prescription growth • NOCDURNA® prescription growth • Pending FDA approval and commercial launch of TLANDO® • Potential FDA approval and U.S. launch of Teva’s generic teriparatide • Pfizer development program • Idorsia’s selatogrel rescue pen development program Proprietary R&D portfolio • ATRS-1902 for adrenal crisis rescue • ATRS-1901 for urology • ATRS-1903 for immunology Disciplined capital allocation • Invest to diversify portfolio Expanding operational capabilities